Tortoise Pipeline & Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2023

	Shares	Fair Value
Common Stock - 97.4% (1)
Canada Crude Oil Pipelines - 15.9% (1)
Enbridge, Inc.	187,587	$6,580,552
Gibson Energy, Inc.	50,815	764,180
Pembina Pipeline Corp.	124,957	3,884,099
		11,228,831
Canada Natural Gas/Natural Gas Liquids Pipelines - 7.6% (1)
Keyera Corp.	73,152	1,807,144
TC Energy Corp.	98,117	3,543,986
		5,351,130
United States Crude Oil Pipelines - 12.3% (1)
Plains GP Holdings LP	538,729	8,641,213
United States Natural Gas Gathering/Processing - 10.8% (1)
Antero Midstream Corp.	141,044	1,709,453
Equitrans Midstream Corp.	307,343	2,950,493
Hess Midstream Partners LP	91,698	2,650,072
Kinetik Holdings, Inc.	8,934	313,673
		7,623,691
United States Natural Gas/Natural Gas Liquids Pipelines - 44.7% (1)
Cheniere Energy, Inc.	27,983	4,566,826
DT Midstream, Inc.	13,180	689,182
Excelerate Energy, Inc.	8,917	165,856
Kinder Morgan, Inc.	389,508	6,707,328
NextDecade Corp. (2)	70,953	430,685
ONEOK, Inc.	79,099	5,157,255
Targa Resources Corp.	56,422	4,866,397
The Williams Companies, Inc.	257,938	8,906,599
		31,490,128
United States Renewables and Power Infrastructure - 6.1% (1)
Clearway Energy, Inc.	22,000	544,940
NextEra Energy Partners LP	29,030	1,448,017
Sempra Energy	32,242	2,264,033
		4,256,990
Total Common Stock
(Cost $60,099,854)		68,591,983

Master Limited Partnerships - 27.2% (1)
United States Crude Oil Pipelines - 1.1% (1)
NuStar Energy LP	48,386	810,949
United States Natural Gas Gathering/Processing - 3.1% (1)
Western Midstream Partners LP	82,032	2,189,434
United States Natural Gas/Natural Gas Liquids Pipelines - 11.7% (1)
Energy Transfer LP	317,099	4,271,324
Enterprise Products Partners LP	148,325	3,946,928
		8,218,252
United States Other - 0.2% (1)
Westlake Chemical Partners LP	4,940	113,571
United States Refined Product Pipelines - 11.1% (1)
Magellan Midstream Partners LP	56,630	3,761,365
MPLX LP	115,871	4,042,739
		7,804,104
Total Master Limited Partnerships
(Cost $10,322,445)		19,136,310

Money Market Fund - 0.4% (1)
United States Investment Company - 0.4% (1)
Invesco Government & Agency Portfolio - Institutional Class, 5.251% (3)
(Cost $249,474)	249,474	249,474

Total Investments - 125.0% (1)
(Cost $70,671,773)		87,977,767
Liabilities in Excess of Other Assets - (0.3)% (1)		(188,179)
Credit Facility Borrowings - (10.4)% (1)		(7,300,000)
Senior Notes - (5.6)% (1)		(3,942,857)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.7)% (1)		(6,100,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$70,446,731

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures established by the Advisor and the appointed Valuation Designee. The Valuation Designee is subject to board oversight and certain reporting and other requirements designed to facilitate the board’s ability to effectively oversee the Valuation Designee’s Fair Value determinations. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s Valuation Designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stock (a)	$68,591,983	$-	$-	$68,591,983
Master Limited Partnerships (a)	19,136,310	-	-	19,136,310
Money Market Fund (b)	249,474	-	-	249,474
Total Investments	$87,977,767	$-	$-	$87,977,767

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.